July 21, 2023

BNY MELLON LARGE CAP SECURITIES FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Karen Behr and Julianne McHugh are the fund's primary portfolio managers, positions they have held since September 2021. Ms. Behr is a portfolio manager at NIMNA. Ms. McHugh is Head of Sustainable Equities and a lead portfolio manager on various emerging markets strategies at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Karen Behr and Julianne McHugh are the fund's primary portfolio managers, positions they have held since September 2021. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008. Ms. McHugh is Head of Sustainable Equities and a lead portfolio manager on various emerging markets strategies at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004.

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